2015 Second Quarter Conference Call August 4, 2015

Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Insurance Company, Gateway Insurance Company and/or Global Insurance Company of New York (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) recognition of future tax benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and retaining independent agents and brokers; (viii) comprehensive industry regulation; (ix) our holding company structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement filed with the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, Atlas. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect. When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. In the event of any unintentional difference between presentation materials and our GAAP results, investors should rely on the financial information in our public filings. Safe Harbor 2

Atlas Snapshot 3 NASDAQ: AFH (at 6/30/2015) Corporate Headquarters Elk Grove Village, IL (Chicago suburb) Core Target Markets Taxi / Limo / Paratransit Cash and Investments $227.5 million Total Assets $383.5 million Total Shareholders’ Equity $121.1 million Common Shares Outstanding (includes Restricted Share Units) 12,008,624 Book Value Per Outstanding Common Share $9.48

• Increased 104.3% in Q2 2015 to $46.6 million, which included an increase of 107.7% in core commercial auto businessGPW • Licensed in 49 states and the District of Columbia • Actively distributes insurance product in 40 states • Quarter over quarter growth in 12 states of greater than 100% Vertical Growth Q2 2015 Milestones  Achieved record operating results  Integration of Global Liberty  Continued utilizing financial measures to support growth • 86.9% for Q2 2015 • 9th straight quarter under 95% Combined Ratio • Operating income was $6.2 million for the three month period ended June 30, 2015, or $0.49 per common share diluted; compared to $2.6 million for the three month period ended June 30, 2014, or $0.23 per common share diluted Operating Income • Annualized second quarter 2015 tax return on average common equity was 13.7%ROE 2015 Q2 Financial and Operating Highlights 4

5 Premium Growth GPW increased by 104.3% to $46.6 million • GPW increased 107.7% in core light commercial auto business Strong Underwriting Results Combined ratio improved by 5.0 percentage points year- over-year to 86.9% Book Value Growth Atlas has increased book value in each of the past 11 quarters • $9.48 at 6/30/2015 compared to $9.08 at 12/31/2014 and $7.96 at 6/30/2014 % Growth 104.3% 143.0% 19.1% 2015 Q2 Financial and Underwriting Highlights $46.5 $22.8 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q2 2015 Q2 2014 Gross Written Premium $6.2 $2.6 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 Q2 2015 Q2 2014 Operating Income $3.9 $2.6 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 Q2 2015 Q2 2014 Net Income $9.48 $7.96 $7.00 $7.50 $8.00 $8.50 $9.00 $9.50 $10.00 Q2 2015 Q2 2014 Book Value 53.8%

Considerable Underwriting Margin Improvement Since 2013 U.S. IPO 6 Combined Operating Ratio (“COR”) 98.1% 95.0% 93.9% 91.4% 93.5% 91.9% 89.6% 88.4% 84.2 86.9% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% Q 1 2 0 1 3 Q 2 2 0 1 3 Q 3 2 0 1 3 Q 4 2 0 1 3 Q 1 2 0 1 4 Q 2 2 0 1 4 Q 3 2 0 1 4 Q 4 2 0 1 4 Q 1 2 0 1 5 Q 2 2 0 1 5 90.5%* Three Month Periods Ended June 30, 2015 June 30, 2014 Loss ratio 58.8% 61.9% Underwriting expense ratio 28.1% 30.0% Combined ratio 86.9% 91.9% * Excluding the favorable development on Gateway's commercial auto program

Gross Written Premium: Inforce As of June 30, 2015 7

NWP to Statutory Surplus Analysis Actual through Q2 2015 $11 $18 $24 $43 $49 $59 $66 $74 $85 $94 $101 $108 $111 $133 $148 $52 $50 $50 $49 $52 $51 $53 $52 $53 $54 $61 $62 $63 $81 $101 0.20 0.36 0.48 0.86 0.94 1.15 1.24 1.42 1.60 1.73 1.66 1.76 1.76 1.64 1.47 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 $0.0 $40.0 $80.0 $120.0 $160.0 $200.0 $240.0 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Mi llio ns NWP Surplus NWP Core:Surplus (right axis) $25 mil equity raise $15.5 mil Debt Begin use of Quota Share Reins 8 Trailing 12 months

Geographic Diversification

Gross premium written by state ($ in '000s)

	Three Month Periods Ended				Six Month Periods Ended			
	June 30, 2015		June 30, 2014		June 30, 2015		June 30, 2014	
New York	$ 13,054	28.0%	$ 3,624	15.9%	$ 20,966	22.9%	$ 8,668	16.0%
California	$ 5,022	10.8%	$ 1,644	7.2%	$ 7,797	8.5%	$ 2,591	4.8%
Michigan	$ 3,580	7.7%	$ 2,971	13.0%	$ 7,112	7.8%	$ 5,905	10.9%
Minnesota	$ 2,860	6.1%	$ 2,233	9.8%	$ 4,549	5.0%	$ 3,736	6.9%
Texas	$ 2,785	6.0%	$ (185)	(0.8)%	$ 5,133	5.6%	$ 990	1.8%
Louisiana	$ 1,806	3.9%	$ 841	3.7%	$ 5,128	5.6%	$ 1,580	2.9%
Virginia	$ 1,773	3.8%	$ 967	4.2%	$ 2,659	2.9%	$ 1,746	3.2%
Illinois	$ 1,701	3.7%	$ 1,252	5.5%	$ 11,080	12.1%	$ 10,948	20.3%
Ohio	$ 1,402	3.0%	$ 1,046	4.6%	$ 2,676	2.9%	$ 2,180	4.0%
Washington	$ 1,289	2.8%	$ 339	1.5%	$ 1,895	2.1%	$ 460	0.9%
Other	$ 11,303	24.2%	$ 8,069	35.4%	$ 22,553	24.6%	$ 15,221	28.3%
Total	$ 46,575	100.0%	$ 22,801	100.0%	$ 91,548	100.0%	$ 54,025	100.0%

Gross premium written by state (%)
Quarter Ended 6/30/2015



Washington, 2.8%
Other, 24.2%
New York, 28.0%
California, 10.8%
Michigan, 7.7%
Minnesota , 6.1%
Texas, 6.0%
Ohio, 3.0%
Illinois, 3.7%
Virginia, 3.8%
Louisiana, 3.9%

Gross premium written by state (%)
YTD 6/30/2015



Washington, 2.1%
Other, 24.6%
New York, 22.9%
California, 8.5%
Michigan, 7.8%
Illinois, 12.1%
Ohio, 2.9%
Texas, 5.6%
Virginia, 2.9%
Louisiana, 5.6%
Minnesota, 5.0%

9

Operating Activities: Underwriting (commercial business only: excludes Global Liberty) 10 Note: Stacked Line 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Current target of 65%. Through Q2 ’15 market conditions continue to show firming (magnitude varies by geography). Hit ratio target will continued to be monitored for the balance of the year. If commercial auto rate increases shift from mid to high single digits, a higher target will be established. Application Count by Agent Category Bound/Application Ratio 0 50 100 150 200 250 300 350 New Agents Existing Agents Continuing incremental volume from new and existing agents with continuing volume related to “book rolls” from other markets. In Q2 ’15, 35.8% of applications came from new agents (including GIC).

- 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Actual Target Last Year Operating Activities: Underwriting (commercial business only: excludes Global Liberty) New Business Submissions (Monthly Vehicles Submitted) 11 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Vehicles Inforce VIF 2015 - Actual VIF 2014 - Actual

Existing Business Retention Levels (excludes Global Liberty) 12 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% Target of 85% based on current market conditions. High persistency demonstrates customer satisfaction and continues to provide support for positive pricing action Renewal Retention (Policy Count)

Financial Highlights 13

Q2 2015 Financial Highlights (comparisons to prior year period) • Gross premium written increased by 104.3% to $46.6 million, including an increase of 107.7% in core commercial auto lines • Underwriting results improved by $3.2 million, representing a 167.4% increase • Underwriting expense ratio adjusted for debt treatment and share based compensation expenses was 26.7% • Operating income was $6.2 million, or $0.49 per common share diluted • Income before taxes was $6.2 million compared to $2.7 million in the same period of the prior year, representing a 132.0% increase • Net income was $3.9 million during the three month period ended June 30, 2015, compared to $2.6 million during the three month period ended June 30, 2014 – Note: In Q2 ’15, effective tax rate (state & federal) was 36.1% vs. 3.8% in Q2 ‘14 • Earnings per common share diluted were $0.31, compared to $0.23 in the same period of the prior year 14 Target total expense ratio of 24.5% to 26.5%

2015 Q2 Operating Income 15 Three Month Periods Ended June 30, 2015 June 30, 2014 U.S. GAAP net income $3,936 $2,559 Add: income tax expense 2,232 100 Add: expenses incurred related to acquisitions 228 — Less: net investment gains 44 97 Less: other income (expense) 125 — Operating income $6,227 $2,562 Operating Income per diluted common share $0.49 $0.23 Operating Income is an internal performance measure used in the management of the Company's operations. It represents before-tax operational results excluding, as applicable, net realized gains or losses, net impairment charges recognized in earnings, non-recurring and atypical costs and other items. Operating Income should not be viewed as a substitute for U.S. Generally Accepted Accounting Principles (U.S. GAAP) net income. The table below reconciles U.S. GAAP net income to operating income ($ in '000's):

16 Detailed Impact of Changes to Book Value per Common Share Book value per common share was as follows: Book value per common share of $9.48 increased by $0.40 relative to December 31, 2014 as follows: $0.63 increase related to net income after tax and before items below; $0.01 increase related to the change in realized investment after tax; ($0.01) decrease related to the preferred share dividend liquidation; ($0.01) decrease related to the change in unrealized gains/losses after tax; ($0.09) decrease related to share based compensation; and ($0.13) decrease related to expenses incurred with the acquisition of subsidiaries. $0.40 total change from December 31, 2014 book value per common share As of: (in '000s, except for shares and per share data) June 30, 2015 December 31, 2014 Shareholders' equity $ 121,109 $ 109,399 Less: Preferred stock in equity (7,223) 2,184 Common equity $ 113,886 $ 107,215 Participative shares: Common shares outstanding 11,978,993 11,771,586 Restricted stock units (RSUs) 29,631 37,038 Total participative shares 12,008,624 11,808,624 Book value per participative share outstanding $ 9.48 $ 9.08

• Attractive investment leverage • Credit Facility: – $5 million one-year revolver, LIBOR + 2.75% ($2.5 million drawn in Q1 ’15) – $30 million five-year draw facility, LIBOR + 4.5% ($15.5 million drawn in Q2 ’15) • Acquisitions with adverse development protection ($ in millions) June 30, 2015 December 31, 2014 Cash and Investments $227.5 $180.0 Total Assets $383.5 $283.9 Claim Reserves (Gross of Reinsurance) (1) (2) (3) $126.5 $102.4 Unearned Premiums $93.6 $59.0 Total Shareholders’ Equity $121.1 $109.4 17 (1) Atlas’ purchase of American Country and American Service included $10 million limit of adverse development protection (90% quota share after $1 million) based on reserves as of September 30, 2010, which has not been utilized. (2) Gateway Acquisition included $2 million of adverse development protection (3) Recently acquired Global Liberty included $4 million of adverse development protection Strong Balance Sheet

Investment Portfolio Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities (3.6 years) Investment Portfolio • As of June 30, 2015, total investments equaled $211.6 million, of which fixed income consisted of 92.7% • Predominantly corporate and government bonds • Average S&P rating of AA • 55.2% AAA • 84.2% A or better 18 Government 0% Corporate 31% Mortgage Backed 40% Other Asset Backed 16% Other Investments 11% Equities 2% Investment Portfolio (6/30/2015) (1) (1) American Country Insurance Company, American Service Insurance Company, Inc., Gateway Insurance Company, Global Liberty Insurance Co. of New York Credit ratings of fixed income securities portfolio (in '000s) As of: June 30, 2015 December 31, 2014 Amount % of Total Amount % of Total AAA/Aaa $ 107,003 55.2%$ 77,856 61.3 % AA/Aa 22,786 11.8% 10,897 8.6 % A/A 33,337 17.2% 22,206 17.5 % BBB/Baa 30,063 15.5% 15,990 12.6 % BB 585 0.3% — — % Total Securities $ 193,775 100.0%$ 126,949 100.0 % No exposure to Greece or PR

Outlook / Market Overview 19

Loss Ratio 70% Historical results from Atlas’ insurance subsidiaries have continued to produce loss ratios in the 70% range during soft market cycles Combined Ratio of 95 – 97%1 Current Investment Yield of 2.0% on total portfolio of 1.5X net premium earned Tax rate of 35%2 After tax ROE: 8% - 11%3 Loss Ratio 60% Combined Ratio will drop as expenses continue to trend towards the following range. Combined Ratio of 85 – 87%1 Current Investment Yield of 2.0% on total portfolio of 1.5X net premium earned Tax rate of 35%2 After tax ROE: 21% - 24%3 Loss Ratio 50% Loss ratios for the insurance companies Atlas owns were in the low 50’s for multiple years in prior hard market cycles. Combined Ratio of 75 – 77%1 Current Investment Yield of 2.0% on total portfolio of 1.5X net premium earned Tax rate of 35%2 After tax ROE: 34% - 37%3 Impact of Pricing Progression for Atlas Financial Niche insurance business that produces underwriting profits through all market cycles 1 Assumptions: Expense ratio of between 24.5%-26.5% 2 Based on existing DTA’s, the 1st $2.6 mil of income is tax free from a cash perspective through 2032 3 Company operating at efficient scale with 2:1 NWP Surplus Ratio 20 New business pricing below 60%

Concluding Remarks Favorable Outlook • Company has implemented measures to manage its operating leverage as it grows, with the objective of self-funding – $35 Million Line of credit from Fifth Third Bank – Quota share reinsurance • Re-affirms $200 to $240 million premium forecast for full year 2015 – $400 million in written premium is proportionate share • Goal is to maximize ROE potential in the current cycle – Strong operating margins – Efficient and scalable capital structure – Operating leverage • Discipline as market leader in niche business – Expertise – Focus – Underlying data – Strong brands – Difficult to replicate model • Proven experience finding and fixing challenged businesses – Potential opportunistic M&A in all market cycles 21 Goal Atlas is targeting a high teens after-tax ROCE in 2015. Across market cycles, our objective is to exceed industry ROCE by 500 to 1,000 bps.

Nasdaq: AFH For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 Terry Downs Associate TDowns@equityny.com 212-836-9615